حكومة دبي
GOVERNMENT OF DUBAI

Admin office

دائرة الأراضي والأملاك
Land Department

شهادة تسجيل بيانات عقد الإيجار

TENANCY CONTRACT INFORMATION REGISTRATION CERTIFICATE

Contract No: 0120200805002797 (v. 3) **Registration Date:** 17-05-2022

Owner | المالك

Owner Name	H.H.SHEIKH HAMDAN BIN RASHED AL MAKTOUM / سمو الشيخ حمدان بن راشد ال مكتوم	اسم المالك
Owner Number	1968	رقم المالك
Nationality	United Arab Emirates	الجنسية

Lessor | المؤجر

Lessor Name	DUBAI INTERNATIONAL REAL ESTATE / دبي العالمية للعقار				اسم المؤجر
License Number	234704	رقم الرخصة	**License Issuer**	DED-Dubai	جهة إصدار الرخصة
Tel. No	971-4-3492222	رقم الهاتف	**E-mail**	Ahmed.eltabbakh@dire.ae	البريد الإلكتروني

Tenancy Contract Details | تفاصيل عقد الإيجار

Start Date	10-05-2022	تاريخ البدء	**End Date**	09-05-2023	تاريخ الإنتهاء
Grace Start Date		تاريخ بداية فترة السماح	**Grace End Date**		تاريخ نهاية فترة السماح
Discount	0.00 AED	خصم	**Security Deposit**	0.00 AED	قيمة التامين
Contract Amount	89,700.00 AED	قيمة الإيجار	**Annual Amount**	89,700.00 AED	قيمة السنوية
Actual Contract Amount	89,700.00 AED	المبلغ الفعلي العقد	**Actual Annual Amount**	89,700.00 AED	المبلغ الفعلي السنوية

Tenant | المستأجر

Tenant Name	AL SHOLA AL MODEA GAS DISTRIBUTION (L.L.C) / الشعلة المضيئة لتوزيع الغاز(ش.ذ.م.م)				اسم المستأجر
Tenant No	1781299020	رقم المستأجر			
License/Expiry	222413 / 17-03-2023	رقم الرخصة و تاريخ الإنتهاء	**License Issuer**	DED-Dubai	جهة إصدار الرخصة
Tel. No	971-4-2673291	رقم الهاتف	**Fax No**	971-4-3961741	رقم الفاكس

Leased Unit (Unit) | تفاصيل العقار (الوحدة)

Building Name/No	HAMSA				إسم المبنى/رقم المبنى
Land Area	Al Karama	المنطقة	**Plot Number**	793-	رقم الأرض
Land DM No (Affection Plan)	318-131	رقم البلدية	**Makani No**	29648 93828	رقم مكانى

Property No.(s) / رقم العقار	Type / النوع	SubType / النوع الفرعي	Usage / الإستخدام	Size / المساحة	DEWA Premise No. / رقم ديوا
112	Office	Office	Commercial	113.61 (Sq.m)	318237211

إيجاري
EJARI

0120200805002797

Registered by: DUBAI INTERNATIONAL REAL ESTATE, DDejariintegration **Printed on:** 17/5/2022 12:09 PM

حكومة دبي
GOVERNMENT OF DUBAI

Stock warehouse.

دائرة الأراضي والأملاك
Land Department

شهادة تسجيل بيانات عقد الإيجار

TENANCY CONTRACT INFORMATION REGISTRATION CERTIFICATE

Contract No: 0120140430001645 (v. 8) **Registration Date:** 14-03-2022

Owner المالك

Owner Name	DUBAI REAL ESTATE CORPORATION مؤسسة دبى العقاريه	اسم المالك
Owner Number	171651	رقم المالك
Trade License No	020	رقم الرخصة التجارية

Lessor المؤجر

Lessor Name	DUBAI REAL ESTATE CORPORATION			مؤسسة دبى العقاريه	اسم المؤجر
License Number	020	رقم الرخصة	**License Issuer**	-	جهة إصدار الرخصة
Tel. No	971|2222253	رقم الهاتف	**E-mail**	hkmf786@gmail.com	البريد الإلكتروني

Tenancy Contract Details تفاصيل عقد الإيجار

Start Date	01-03-2022	تاريخ البدء	**End Date**	28-02-2023	تاريخ الإنتهاء
Grace Start Date		تاريخ بداية فترة السماح	**Grace End Date**		تاريخ نهاية فترة السماح
Discount	0.00 AED	خصم	**Security Deposit**	0.00 AED	قيمة التامين
Contract Amount	26,112.00 AED	قيمة الإيجار	**Annual Amount**	26,112.00 AED	قيمة السنوية
Actual Contract Amount	26,112.00 AED	المبلغ الفعلي العقد	**Actual Annual Amount**	26,112.00 AED	المبلغ الفعلي السنوية

Tenant المستأجر

Tenant Name	AL SHOLA AL MODEA GAS DISTRIBUTION (L.L.C)			الشعلة المضيئة لتوزيع الغاز(ش.ذ.م.م)	اسم المستأجر
Tenant No	1781299020	رقم المستأجر			
License/Expiry	222413 / 17-03-2022	رقم الرخصة و تاريخ الإنتهاء	**License Issuer**	DED-Dubai	جهة إصدار الرخصة
Tel. No	971-4-2673291	رقم الهاتف	**Fax No**	971-4-3961741	رقم الفاكس

Leased Unit (Land) تفاصيل العقار (الأرض)

Land Area	Al Qusais Industrial Second	المنطقة	**Plot Number**	57-0	رقم الأرض
Land DM No (Affection Plan)	243-154	رقم البلدية	**Makani No**	38228 96844	رقم مكاني
Land usage	Industrial,Commercial	الإستخدام	**Land Size(Sq.m)**	594.58	مساحة الأرض (متر مربع)
Main Dewa AC No		رقم حساب ديوا الرئيسي			

lanagement Companies with Real Estate supervision activity are not entitled to receive or collect rental cheques in favour of their companies.
لا يحق للشركات ذات نشاط خدمات الاشراف الاداري للعقارات إستلام شيكات وتحصيل قيمة الإيجار لصالح الشركة

- This certificate has been issued based on information provided by EJARI user. Real Estate Regulatory Agency (RERA) doesn't take any responsibility to others.
- Users are solely responsible for any legal liability towards third parties due to providing any incorrect information to the system and this includes the tenants who were authorized to sublease their rented properties.
- This certificate will be invalid by registered contract expiry date, or in case the contract is cancelled or modified before contract expiry date.
- This certificate to be cancelled in case of any modification on it.
- Please visit Dubai Land Department website to verify the certificate information.

- تم إصدار هذه الشهادة بناء على البيانات المقدمة من قبل مستخدم النظام دون تحمل مؤسسة التنظيم العقاري أي مسؤولية تجاه الغير
- يتحمل المستخدم كافة المسؤولية القانونية تجاه الغير في حالة وجود أي خطأ في البيانات المدخلة في النظام الالكتروني و يشمل ذلك المستاجر المصرح له بالتاجير بالباطن
- تعتبر هذه الشهادة صالحة حتى تاريخ نهاية العقد المسجل فيها أو تعديل العقد قبل إنتهاء الفترة التعاقدية
- أي تعديل على هذه الشهادة تعتبر لاغية
- الرجاء زيارة الموقع الإلكتروني لدائرة الأراضي والأملاك للتحقق من بيانات الشهادة

ايجاري EJARI

0120140430001645

Registered by: DUBAI REAL ESTATE CORPORATION, Integration Internal

Printed on : 14/3/2022 10:54 AM